UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

NORTHERN STAR INVESTMENT CORP. IV
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NORTHERN STAR INVESTMENT CORP. IV
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 24, 2024

TO THE STOCKHOLDERS OF NORTHERN STAR INVESTMENT CORP. IV:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Northern Star Investment Corp. IV (the “Company,” “we,” “us” or “our”) to be held at 10:15 a.m. EST on December 24, 2024 at the offices of Graubard Miller, counsel to the Company, at 405 Lexington Avenue, 44th Floor, New York, New York 10174, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to approve the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), attached hereto as Exhibit A, which, if approved, will authorize the Company’s Board of Directors (the “Board”) to liquidate and dissolve the Company in accordance with the Plan of Dissolution (such proposal the “Dissolution Proposal” and the liquidation and dissolution contemplated thereby the “Dissolution”); and

•        a proposal to adjourn the special meeting to a later date or dates, if the Company’s management determines that additional time is necessary to effectuate the Dissolution (such proposal the “Adjournment Proposal” and the adjournment contemplated thereby the “Adjournment”).

The Dissolution Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Dissolution Proposal is to authorize the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution. As described further in the section of this proxy statement entitled “The Dissolution Proposal — Background of the Proposed Dissolution”, in light of general market and economic factors, the expenses involved in continuing to operate the Company, the Company’s lack of revenues and financing alternatives, and what the Board considers to be the Company’s prospects of acquiring a business or entity that would justify these expenses, the Board has determined it to be in the best interests of the Company and its stockholders to dissolve the Company. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Dissolution.

The Company’s board of directors has fixed the close of business on December 5, 2024 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there are 12,299,561 shares of Class A common stock (the “common stock”) outstanding. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

On the record date, the shares of common stock held by Northern Star IV Sponsor LLC (the “sponsor”) and the Company’s officers and directors represented approximately 80.4% of the Company’s issued and outstanding common stock. The sponsor is expected to vote in favor of the Dissolution Proposal. Accordingly, it is expected that we will not need any other shareholders to vote in favor of the Dissolution Proposal to have it approved and therefore we anticipate that the Dissolution will be effectuated. Nevertheless, management of the Company may determine for business reasons in its sole discretion not to proceed with the Dissolution.

After careful consideration of all relevant factors, the Company’s board of directors has determined that both of the proposals to be presented at the special meeting are fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Dissolution Proposal and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Dissolution Proposal and the Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Thank you for your attention to this matter.

December 10, 2024	By Order of the Board of Directors
/s/ Jonathan Ledecky
Chief Operating Officer and Director

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 24, 2024: This notice of meeting and the accompanying proxy statement are available at https://www.dropbox.com/scl/fo/zxrznbhb7cl1ah3h53t32/AIE0IDRXuNHqedQSf7e8wyk?rlkey=i9ou2j1fnend3t5md0qpdqgqm&st=pwyyfp25&dl=0. This notice of meeting is not a form for voting and presents only an overview of the accompanying proxy statement, which you are encouraged to review before voting. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder. Stockholders may notify the Company of their requests by calling (212) 818-8800 or writing the Company at the Company’s principal executive offices at 405 Lexington Avenue, 44th Floor, New York, New York 10174. In order to receive delivery of the requested documents, your request must be received no later than December 17, 2024.

NORTHERN STAR INVESTMENT CORP. IV
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174

TO THE STOCKHOLDERS OF NORTHERN STAR INVESTMENT CORP. IV:
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 24, 2024

PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of Northern Star Investment Corp. IV (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors (the “Board”) for use in voting at our special meeting of stockholders (the “special meeting”) to be held at 10:15 a.m. EST on December 24, 2024 at the offices of Graubard Miller, counsel for the Company, at 405 Lexington Avenue, 44th Floor, New York, New York 10174, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to approve the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), attached hereto as Exhibit A, which, if approved, will authorize the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution (such proposal the “Dissolution Proposal” and the liquidation and dissolution contemplated thereby the “Dissolution”); and

•        a proposal to adjourn the special meeting to a later date or dates, if the Company’s management determines that additional time is necessary to effectuate the Dissolution (such proposal the “Adjournment Proposal” and the adjournment contemplated thereby the “Adjournment”).

The Dissolution Proposal and the Adjournment Proposal are more fully described in this proxy statement.

The purpose of the Dissolution Proposal is to liquidate and dissolve the Company in accordance with the Plan of Dissolution. As described further in the section of this proxy statement entitled “The Dissolution Proposal — Background of the Proposed Dissolution”, in light of general market and economic factors, the expenses involved in continuing to operate the Company, the Company’s lack of revenues and financing alternatives, and what the Board considers to be the Company’s prospects of acquiring a business or entity that would justify these expenses, the Board has determined it to be in the best interests of the Company and its stockholders to dissolve the Company. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Dissolution.

The Company’s board of directors has fixed the close of business on December 5, 2024 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s Class A common stock (the “common stock”) on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Record holders of common stock of the Company at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 12,299,561 shares of common stock outstanding. The Company’s warrants do not have voting rights.

On the record date, the shares of common stock held by Northern Star IV Sponsor LLC (the “sponsor”) and the Company’s officers and directors represented approximately 80.4% of the Company’s issued and outstanding common stock. The sponsor is expected to vote in favor of the Dissolution Proposal. Accordingly, it is expected that we will not need any other shareholders to vote in favor of the Dissolution Proposal to have it approved and therefore we anticipate that the Dissolution will be effectuated. Nevertheless, management of the Company may determine for business reasons in its sole discretion not to proceed with the Dissolution.

This proxy statement contains important information about the special meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated December 10, 2024, and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. The Company is a blank check company incorporated in Delaware on November 30, 2020. The Company was formed as a SPAC for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. As previously disclosed, the Company was unable as a SPAC to consummate an initial business combination as originally described in the Company’s amended and restated certificate of incorporation.

As a result, in April 2024, the Company distributed the funds in the trust account established in connection with its initial public offering (the “IPO”) to the holders of shares sold in the IPO. At that time, the board of directors believed that it would be in the best interests of the Company and public stockholders to continue the Company’s corporate existence in an effort to ultimately acquire a business or entity and allow the holders of shares sold in the IPO to retain such shares following distribution of funds in the trust account so that they could participate in any potential acquisition the Company might be able to consummate in the future. However, since such time, the Company has been unable to locate a suitable business or entity and in light of general market and economic factors, the expenses involved in continuing to operate the Company, the Company’s lack of revenues and financing alternatives, and what the Board considers to be the Company’s prospects of acquiring a business or entity that would justify these expenses, the Board has determined it to be in the best interests of the Company and its stockholders to dissolve the Company. The Company is therefore holding this special meeting to approve the Dissolution Proposal so that the Board is authorized to liquidate and dissolve the Company in accordance with the Plan of Dissolution.

Q. What is being voted on?	A. You are being asked to vote on two proposals:

•   a proposal to approve the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution, which, if approved, will authorize the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution — we refer to this proposal as the “Dissolution Proposal”; and

•   a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Dissolution — we refer to this proposal as the “Adjournment Proposal”.

If the Dissolution is approved by our stockholders, our Board will have sole discretion to determine if and when (at such time as they deem appropriate following stockholder approval of the Dissolution) to proceed with the Dissolution. If the Board decides to proceed with the Dissolution, we will follow the dissolution and winding-up procedures prescribed by the DGCL and Plan of Dissolution, which requires, among other things, that the Company files a Certificate of Dissolution.

If our Board determines that the Dissolution is not in our best interests or not in the best interests of our stockholders, our Board may direct that the Dissolution be abandoned, or may amend or modify the Plan of Dissolution to the extent permitted by Delaware law without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.

On the record date, the shares of common stock held by the Company’s sponsor, officers and directors represented approximately 80.4% of the Company’s issued and outstanding common stock. Accordingly, we will not need any other shareholder to vote in favor of the Dissolution Proposal to have it approved and therefore we anticipate that the Dissolution will be effectuated. Nevertheless, management of the Company may determine for business reasons in its sole discretion not to proceed with the Dissolution.

Q. Why is the Company proposing the Dissolution Proposal?

A. Under Section 275(b) of the DGCL, a Delaware corporation must obtain the approval of the holders of a majority of the outstanding stock of the corporation entitled to vote thereon before proceeding with a dissolution of the corporation. The Board therefore is seeking stockholder approval of the Dissolution Proposal in order to comply with Delaware law.

Q. Why is the Company proposing the Adjournment Proposal?

A. The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the special meeting to give the Company more time to determine whether to move forward with the Dissolution Proposal if necessary.

Q. How do the Company’s sponsor, executive officers, directors and affiliates intend to vote their shares?

A. The sponsor and all of the Company’s directors, executive officers and their respective affiliates are expected to vote any shares of common stock over which they have voting control in favor of the Dissolution Proposal and Adjournment Proposal if presented.

On the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 80.4% of the Company’s issued and outstanding common stock. Accordingly, we will not need any other shares to be voted in favor of the Dissolution Proposal to have it approved.

Q. What vote is required to adopt each proposal?

A. Dissolution Proposal.    Approval of the Dissolution Proposal will require the affirmative vote of stockholders holding a majority of the total shares of common stock outstanding on the record date. As indicated above, on the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 80.4% of the Company’s issued and outstanding common stock. Accordingly, we will not need any other shares to be voted in favor of the Dissolution Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote on such proposal. As indicated above, on the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 80.4% of the Company’s issued and outstanding common stock. Accordingly, we will not need any other shares to be voted in favor of the Adjournment Proposal to have it approved.

Q. What if I don’t want to vote for one or all of the proposals?

A. If you do not want to vote for the Dissolution Proposal and/or the Adjournment Proposal, you must abstain, not vote, or vote against such proposal. The Company’s stockholders do not have appraisal rights under the DGCL with respect to the Dissolution.

Q. What happens if the Dissolution Proposal is not approved?

A. Because the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 80.4% of the Company’s issued and outstanding common stock as of the record date, the Company does not need any other shares to be voted in favor of the Dissolution Proposal to have it approved. Accordingly, we anticipate that the Dissolution Proposal will be approved. Nevertheless, management of the Company may determine for business reasons in its sole discretion not to proceed with the Dissolution.

Q. If the Dissolution Proposal is approved, what happens next?

A. If the Dissolution is approved by our stockholders, our Board will have sole discretion to determine if and when (at such time as they deem appropriate following stockholder approval of the Dissolution) to proceed with the Dissolution. If the Board decides to proceed with the Dissolution, we will follow the dissolution and winding-up procedures prescribed by the DGCL and Plan of Dissolution, which requires, among other things, that the Company files a Certificate of Dissolution.

If our Board determines that the Dissolution is not in our best interests or not in the best interests of our stockholders, our Board may direct that the Dissolution be abandoned, or may amend or modify the Plan of Dissolution to the extent permitted by Delaware law without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 44th Floor, New York, New York 10174.

Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Dissolution Proposal.    Approval of the Dissolution Proposal will require the affirmative vote of the holders of a majority of the total shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Dissolution Proposal. On the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 80.4% of the Company’s issued and outstanding common stock. Accordingly, we will not need any other shares to be voted in favor of the Dissolution Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote on such proposal. On the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 80.4% of the Company’s issued and outstanding common stock. Accordingly, we will not need any other shares to be voted in favor of the Adjournment Proposal to have it approved.

Abstentions will have the same effect as a vote against the Dissolution Proposal and Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. Your broker, bank, or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank, or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank, or nominee may vote your shares with respect to such proposal without receiving your instructions.
The Dissolution Proposal is a non-routine proposal. Accordingly, your broker, bank, or nominee may not vote your shares with respect to these proposals unless you provide voting instructions.
Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding common stock on the record date are represented by stockholders present at the special meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote by submitting a ballot at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Notwithstanding the foregoing, on the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 80.4% of the Company’s issued and outstanding common stock. Accordingly, it is expected that a quorum will be present.

Q. Who can vote at the special meeting?

A. Only holders of record of the Company’s common stock at the close of business on December 5, 2024 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 12,299,561 shares of common stock were outstanding and entitled to vote at the special meeting.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the special meeting by submitting a ballot at the meeting or you may vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the approval of the proposals?

A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that the Dissolution Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Dissolution Proposal, and “FOR” the Adjournment Proposal, if presented.

Q. What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Company common stock, you may vote in person at the special meeting by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Northern Star Investment Corp. IV c/o Graubard Miller 405 Lexington Avenue, 44th Floor New York, New York 10174 Attn: Jonathan Ledecky Telephone: (212) 818-8800
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements including within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact contained in this proxy statement are “forward-looking statements” for purposes of this proxy statement. These statements involve known and unknown risks, uncertainties, assumptions and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “target,” “predict,” “project,” “contemplate,” “should,” “will,” “would,” “continue” or the negative or plural of those terms or other similar expressions.

Forward-looking statements in this proxy statement include, but are not limited to:

•        plans and expectations for the proposed Dissolution;

•        beliefs about the Company’s available options and financial condition;

•        all statements regarding the tax and accounting consequences of the transactions contemplated by the Dissolution; and

•        the timing of any of the foregoing.

The forward-looking statements in this proxy statement are only predictions. We based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Risks, uncertainties and assumptions that may cause actual results to differ materially from current expectations include, among other things, those set forth in under the caption “Risk Factors” in this proxy statement and the Company’s most recent Annual Report on Form 10-K and its Quarterly Report on Form 10-Q filed with the SEC, as such factors may be updated from time to time.

Any forward-looking statement in this proxy statement reflects our current view with respect to future events, speaks only as of the date of this proxy statement, and is subject to these and other risks, uncertainties and assumptions. Given these uncertainties, you should not rely on these forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our information may be incomplete or limited and we cannot guarantee future results. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by law, we do not plan, and assume no obligation, to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. We qualify all of our forward-looking statements by these cautionary statements.

Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

BACKGROUND

The Company

The Company is a blank check company incorporated in Delaware on November 30, 2020. The Company was formed as a SPAC for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. The Company was unable as a SPAC to consummate an initial business combination as originally described in the Company’s amended and restated certificate of incorporation. As a result, on March 26, 2024, we held a special meeting of stockholders at which stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to remove the provisions applicable to SPACs so that the Company could continue its corporate existence as a shell company in an effort to ultimately acquire a business or entity. The final distribution from the Company’s trust account established in connection with the IPO was made to holders of record of the shares sold in the IPO on April 10, 2024. The distribution amount was paid on April 12, 2024, in the amount of $10.711 per public share. Thereafter, the shares sold in the IPO remained outstanding following the distribution.

Subsequent to the liquidating distribution, the Board persisted in searching for a business or entity to acquire. However, it has not been successful in doing so and in light of general market and economic factors, the expenses involved in continuing to operate the Company, the Company’s lack of revenues and financing alternatives, and what the Board considers to be the Company’s prospects of ultimately acquiring a business or entity that would justify these expenses, the Board has determined it to be in the best interests of the Company and its stockholders to dissolve the Company. Accordingly, the Board approved the Dissolution of the Company pursuant to the Plan of Dissolution and recommends that our stockholders approve the Dissolution Proposal.

The mailing address of the Company’s principal executive office is c/o Graubard Miller, 405 Lexington Avenue, 44th Floor, New York, New York 10174, and its telephone number is (212) 818-8800.

RISK FACTORS

The following risk factors, together with the other information in this proxy statement and in the “Risk Factors” sections included in the documents incorporated by reference into this proxy statement (see the section entitled “Where You Can Find More Information” beginning on page 27 of this proxy statement), should be carefully considered before deciding whether to vote to approve the Dissolution Proposal as described in this proxy statement. In addition, stockholders should keep in mind that the risks described below are not the only risks that are relevant to your voting decision. The risks described below are the risks regarding the Dissolution that we currently believe are the material risks of which our stockholders should be aware. Nonetheless, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important.

RISKS RELATED TO THE DISSOLUTION

We cannot predict the timing of the Dissolution.

Our current intention is that, if approved by our stockholders, the Certificate of Dissolution would be filed promptly after such approval; however, the timing of such filing and the decision of whether or not to proceed with the Dissolution will be made by the Board in its sole discretion and in its own timing. No further stockholder approval would be required to effect the Dissolution. However, if the Board determines that the Dissolution is not in our best interest or the best interest of our stockholders, the Board may, in its sole discretion, abandon the Dissolution or may amend or modify the Plan of Dissolution to the extent permitted by Delaware law without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.

Under Delaware law, before a dissolved corporation may make any distribution to its stockholders, it must pay or make reasonable provision to pay all of its claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation. Furthermore, we may be subject to potential liabilities relating to indemnification obligations, if any, to third parties or to our current and former officers and directors. It might take significant time to resolve these matters.

We do not anticipate there being any amounts to be distributed to stockholders as a result of the Dissolution.

All of the proceeds from the IPO that were held in the trust account were previously distributed to public shareholders, leaving us with only nominal assets.

In addition, as we wind down, we will continue to incur expenses from operations, including payments to service providers; taxes; and legal, accounting and consulting fees and expenses related to our filing obligations with the SEC. As a result, we do not anticipate being able to distribute any amount to stockholders if the Board proceeds with the Dissolution.

The Board may determine not to proceed with the Dissolution.

Even if the Dissolution Proposal is approved by our stockholders, the Board may determine in its sole discretion not to proceed with the Dissolution. Further, the Board has not set a deadline to make its decision on whether to proceed with the Dissolution after stockholder approval is obtained. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.

Our stockholders of record will not be able to buy or sell shares of our common stock after we close our stock transfer books on the Effective Time (as defined below).

If the Board determines, in its sole discretion and in its own timing, to proceed with the Dissolution (assuming stockholder approval), we intend to close our stock transfer books and discontinue recording transfers of our common stock at the Effective Time. After we close our stock transfer books, we will not record any further transfers of our common stock on our books except by will, intestate succession or operation of law. Therefore, shares of our common stock will not be freely transferable after the Effective Time. As a result of the closing of the stock transfer books, all distributions in the Dissolution will likely be made pro rata to the same stockholders of record as the stockholders of record as of the Effective Time.

Stockholders may not be able to recognize a loss for U.S. federal income tax purposes until the Dissolution is complete.

Distributions (if any) made pursuant to the Plan of Dissolution are intended to be treated as received by a stockholder as liquidating distributions in exchange for the stockholder’s shares of our common stock. Accordingly, for U.S. federal income tax purposes, with respect to a stockholder that is a U.S. Holder (as defined in “Proposal 1 — The Dissolution Proposal — Certain Material U.S. Federal Income Tax Consequences of the Proposed Dissolution”), the amount of such distribution, if any, will reduce the stockholder’s adjusted tax basis in such shares, but not below zero. Any excess will be taxable as capital gain, while any tax basis, if any, remaining in such shares following the final distribution pursuant to the Plan of Dissolution will be treated as a capital loss. Any loss generally will be recognized by a U.S. Holder only in the tax year following our final liquidating distribution, and then only if the aggregate value of all liquidating distributions (if any) with respect to a share of our common stock is less than the U.S. Holder’s tax basis for that share. Any such gain or loss generally will be long-term capital gain or loss, respectively, if such shares have been held for more than one year. The deductibility of capital losses is subject to limitations.

For a more detailed discussion, including with respect to Non-U.S. Holders (as defined below), see the section entitled “Proposal 1 — The Dissolution Proposal — Certain Material U.S. Federal Income Tax Consequences of the Proposed Dissolution” beginning on page 19 of this proxy statement. Stockholders are urged to consult with their tax advisors as to the specific tax consequences to them of the Dissolution pursuant to the Plan of Dissolution.

The tax treatment of any liquidating distribution may vary from stockholder to stockholder, and the discussions in this proxy statement regarding tax consequences are general in nature.

We have not requested a ruling from the U.S. Internal Revenue Service (“IRS”) with respect to the anticipated tax consequences of the Dissolution, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of the Dissolution or any liquidating distributions. The IRS may take and a court may sustain a different position regarding the U.S. federal income tax consequences, the result of which could be increased taxation at the corporate or stockholder level, thus reducing the benefit to our stockholders and us from the Dissolution. Tax considerations applicable to particular stockholders may vary with and be contingent on the stockholder’s individual circumstances.

Stockholders are urged to consult with their tax advisors as to the specific tax consequences that may be applicable to them.

THE DISSOLUTION PROPOSAL

Our Board has (i) determined that the Dissolution is advisable and in the best interests of the Company and our stockholders, (ii) approved the Dissolution and (iii) adopted the Plan of Dissolution. The reasons for the Dissolution are described under “Background of the Proposed Dissolution; Reasons for the Proposed Dissolution” below. The Dissolution requires approval by the holders of a majority of our outstanding common stock on the record date entitled to vote on the Dissolution Proposal. Our Board unanimously recommends that our stockholders authorize the Dissolution. On the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 80.4% of the Company’s issued and outstanding common stock. Accordingly, we will not need any other shares to be voted in favor of the Dissolution Proposal to have it approved.

In general terms, when we dissolve, we will cease conducting our business, wind up our affairs, dispose of any remaining non-cash assets, pay or otherwise provide for our obligations, and distribute our remaining assets (which we do not anticipate there being any) during a post-dissolution period of at least three years, as required by the DGCL. With respect to the Dissolution, we will follow the liquidation, dissolution and winding-up procedures prescribed by the DGCL and our Plan of Dissolution, as described in further detail under “Delaware Law Applicable to Our Dissolution” beginning on page 12 of this proxy statement. You should carefully consider the risk factors relating to our complete liquidation and dissolution as described under “Risk Factors — Risks Related to The Dissolution” beginning on page 9 of this proxy statement.

Subject to the requirements of the DGCL and our Plan of Dissolution described in this proxy statement, we will use our existing cash to pay for our winding up procedures, including:

•        the payment of income and other taxes;

•        the payment of the costs associated with our Dissolution and winding up over the Survival Period (as defined in the section entitled “Our Plan of Dissolution” below); these costs may include, among others, expenses necessary to the implementation and administration of our Plan of Dissolution and fees and other amounts payable to professional advisors (including legal counsel, financial advisors and others) and to consultants and others assisting us with our Dissolution;

•        the payment of any claims by others against us that we do not reject as part of the dissolution process;

•        the payment of any amounts owed by us under contracts with third parties;

•        the funding of any reserves or other security we are required to establish, or deem appropriate to establish, to pay for asserted claims (including lawsuits) and possible future claims, as further described below; and

•        solely to the extent we have cash remaining after provision for the above-described payments and funding of any reserves or other security we are required to establish or deem appropriate to establish, liquidating distributions to be made to our stockholders, which distributions may be made from time to time as available and in accordance with the procedures required by the DGCL and the Plan of Dissolution as described below. We note, however, that insofar as our trust account was liquidated and distributed to the holders of public shares in April 2024, it is unlikely that any further distribution will be made to any shareholder in connection with our dissolution.

Background of the Proposed Dissolution; Reasons for the Proposed Dissolution

The Company is a blank check company incorporated in Delaware on November 30, 2020. The Company was formed as a SPAC for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

The Company was unable as a SPAC to consummate an initial business combination as originally described in the Company’s amended and restated certificate of incorporation. As a result, on March 26, 2024, we held a special meeting of stockholders at which stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to remove the provisions applicable to SPACs so that the Company could continue its corporate existence as a shell company in an effort to ultimately acquire a business or entity. The final distribution from the Company’s trust account established in connection with the IPO was made to holders of record of the shares sold in the IPO on April 10, 2024. The distribution amount was paid on April 12, 2024, in the amount of $10.711 per public share. Thereafter, the shares sold in the IPO remained outstanding following the distribution.

Subsequent to the liquidating distribution, the Board persisted in searching for a business or entity to acquire. However, it has not been successful in doing so and in light of general market and economic factors, the expenses involved in continuing to operate the Company, the Company’s lack of revenues and financing alternatives, and what the Board considers to be the Company’s prospects of ultimately acquiring a business or entity that would justify these expenses, the Board has determined it to be in the best interests of the Company and its stockholders to dissolve the Company. Accordingly, the Board approved the Dissolution of the Company pursuant to the Plan of Dissolution and recommends that our stockholders approve the Dissolution Proposal.

Delaware Law Applicable to our Dissolution

We are a corporation organized under the laws of the State of Delaware and the Dissolution will be governed by the DGCL. The following is a brief summary of some of the DGCL provisions applicable to the Dissolution. The following summary is qualified in its entirely by Sections 275 through 283 of the DGCL, which are attached to this proxy statement as Annex A.

Delaware Law Generally

Authorization of Board and Stockholders.    If a corporation’s board of directors deems it advisable that the corporation should dissolve, it may adopt a resolution to that effect by a majority vote of the whole board and notify the corporation’s stockholders entitled to vote on the dissolution of the adoption of the resolution and the calling of a meeting of stockholders to act on the resolution. Our Board has unanimously adopted a resolution approving the Dissolution and the Plan of Dissolution and declaring them advisable and recommending them to our stockholders. The Dissolution must be authorized and approved by the holders of a majority of our outstanding common stock on the record date entitled to vote on the Dissolution Proposal.

Certificate of Dissolution.    If a corporation’s stockholders authorize its dissolution, the corporation must file a certificate of dissolution with the Secretary of State to consummate the dissolution. If our stockholders authorize the Dissolution at the special meeting, we intend to file the Certificate of Dissolution with the Secretary of State as soon as practicable after the receipt of such approval. However, the timing of such filing is subject to the discretion of the Board.

Possible Permitted Abandonment of Dissolution.    The resolution authorizing a dissolution adopted by a corporation’s board of directors may provide that, notwithstanding authorization of the dissolution by the corporation’s stockholders, the board of directors may abandon the dissolution without further action by the stockholders. While we do not currently foresee any reason that our Board would abandon the Dissolution once it is authorized by our stockholders, to provide our Board with the maximum flexibility to act in the best interests of our stockholders, the resolutions adopted by our Board and the Plan of Dissolution included language providing the Board with the flexibility to abandon the Dissolution without further action of our stockholders at any time prior to the filing of the Certificate of Dissolution.

Time of Dissolution.    When a corporation’s certificate of dissolution is filed with the Secretary of State and has become effective, along with the corporation’s tender of all taxes (including Delaware franchise taxes) and fees authorized to be collected by the Secretary of State, the corporation will be dissolved. We refer to the effective time of the Certificate of Dissolution herein as the “Effective Time.”

Continuation of Corporation After Dissolution

A dissolved corporation continues its existence for three years after dissolution, or such longer period as the Delaware Court of Chancery may direct, for the purpose of prosecuting and defending suits and enabling the corporation to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets. A dissolved corporation may not, however, continue the business for which it was organized. Any action, suit or proceeding begun by or against the corporation before or during the Survival Period (as defined below) does not abate by reason of the dissolution, and for the purpose of any such action, suit or proceeding, the corporation will continue beyond the Survival Period until any related judgments, orders or decrees are fully executed, without the necessity for any special direction by the Delaware Court of Chancery. Our Plan of Dissolution will govern our winding up process after Dissolution. See the section entitled “Our Plan of Dissolution” beginning on page 15 of this proxy statement.

Payment and Distribution to Claimants and Stockholders

A dissolved corporation must make provision for the payment (or reservation of funds as security for payment) of claims against the corporation in accordance with the applicable provisions of the DGCL and the distribution of remaining assets to the corporation’s stockholders. The dissolved corporation may do this by following one of two procedures, as described below.

Safe Harbor Procedures under DGCL Sections 280 and 281(a) (the “Safe Harbor Procedures”)

A dissolved corporation may elect to give notice of its dissolution to persons having a claim against the corporation (other than claims against the corporation in any pending actions, suits or proceedings to which the corporation is a party) (“Current Claimants”) and to persons with contractual claims contingent on the occurrence or nonoccurrence of future events or otherwise conditional or unmatured (“Contingent Contractual Claimants”), and after giving these notices, must follow the procedures set forth in the DGCL, as described below.

The Plan of Dissolution provides the Board with the discretion to elect to follow the Safe Harbor Procedures rather than the Alternative Procedures (as defined below).

Current Claimants

Notices and Publication.    The notice to Current Claimants must state (1) that all such claims must be presented to the corporation in writing and must contain sufficient information that will reasonably inform the corporation of the identity of the claimant and the substance of the claim; (2) the mailing address to which the claim must be sent; (3) the date (the “Claim Date”) by which the claim must be received by the corporation, which must be no earlier than 60 days from the date of the corporation’s notice; (4) that the claim will be barred if not received by the Claim Date; (5) that the corporation may make distributions to other claimants and the corporation’s stockholders without further notice to the Current Claimant; and (6) the aggregate annual amount of all distributions made by the corporation to its stockholders for each of the three years before the date of dissolution. The notice must be published at least once a week for two consecutive weeks in a newspaper of general circulation in the county in which the corporation’s registered agent in Delaware is located and in the corporation’s principal place of business and, in the case of a corporation having $10 million or more in total assets at the time of dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of the notice, the corporation must also mail a copy of the notice by certified or registered mail, return receipt requested, to each known claimant of the corporation, including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.

Effect of Non-Responses to Notices.    If the dissolved corporation does not receive a response to the corporation’s notice by the Claim Date from a Current Claimant who was given actual notice according to the foregoing paragraph, then the claimant’s claim will be barred.

Treatment of Responses to Notices.    If the dissolved corporation receives a response to the corporation’s notice by the Claim Date, the dissolved corporation may accept or reject, in whole or in part, the claim. If the dissolved corporation rejects a claim, it must mail a notice of the rejection to the Current Claimant by certified or registered mail, return receipt requested, within 90 days after receipt of the claim (or, if earlier, at least 150 days before the expiration of the Survival Period). The notice must state that any claim so rejected will be barred if the Current Claimant does not commence an action, suit or proceeding with respect to the claim within 120 days of the date of the rejection.

Effect of Non-Responses to Rejections of Claims.    If the dissolved corporation rejects a claim and the Current Claimant does not commence an action suit or proceeding with respect to the claim within the 120-day post-rejection period, then the Current Claimant’s claim will be barred.

Contingent Contractual Claims

Notices.    The notice to Contingent Contractual Claimants (persons with contractual claims contingent on the occurrence or nonoccurrence of future events or otherwise conditional or unmatured) must be in substantially the same form and sent and published in the same manner, as notices to Current Claimants and shall request that Contingent Contractual Claimants present their claims in accordance with the terms of such notice.

Responses to Contractual Claimants.    If the dissolved corporation receives a response by the date specified in the notice by which the claims from Contingent Contractual Claimants must be received by the corporation, which must be no earlier than 60 days from the date of the corporation’s notice to Contingent Contractual Claimants, the dissolved corporation must offer to the Contingent Contractual Claimant such security as the dissolved corporation determines is sufficient to provide compensation to the claimant if the claim matures. This offer must be mailed to the Contingent Contractual Claimant by certified or registered mail, return receipt requested, within 90 days of the dissolved corporation’s receipt of the claim (or, if earlier, at least 150 days before the expiration of the post-dissolution survival period). If the Contingent Contractual Claimant does not deliver to the dissolved corporation a written notice rejecting the offer within 120 days after receipt of the offer for security, the claimant is deemed to have accepted the security as the sole source from which to satisfy the claim against the dissolved corporation.

Determinations by Delaware Court of Chancery

A dissolved corporation that has complied with the Safe Harbor Procedures must petition the Delaware Court of Chancery to determine the amount and form of security that will be (1) reasonably likely to be sufficient to provide compensation for any claim against the dissolved corporation that is the subject of a pending action, suit or proceeding to which the dissolved corporation is a party, other than a claim barred pursuant to the Safe Harbor Procedures, (2) sufficient to provide compensation to any Contingent Contractual Claimant who has rejected the dissolved corporation’s offer for security for such person’s claims made pursuant to the Safe Harbor Procedures, and (3) reasonably likely to be sufficient to provide compensation for claims that have not been made known to the dissolved corporation or that have not arisen but that, based on facts known to the dissolved corporation, are likely to arise or to become known to the dissolved corporation within five years after the date of dissolution or such longer period of time as the Delaware Court of Chancery may determine, not to exceed ten years after the date of dissolution.

Payments and Distributions

If a dissolved corporation has followed the Safe Harbor Procedures, then it will (1) pay the current claims made but not rejected, (2) post the security offered and not rejected for contractual claims that are contingent, conditional or unmatured, (3) post any security ordered by the Delaware Court of Chancery in response to the dissolved corporation’s petition to the court described above, and (4) pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the dissolved corporation. If there are insufficient assets to make these payments and provisions, then they will be satisfied ratably in accordance with legal priorities, to the extent that assets are available.

All remaining assets will be distributed to the dissolved corporation’s stockholders, but not earlier than 150 days after the date of the last notice of rejection given by the dissolved corporation to a Current Claimant pursuant to the Safe Harbor Procedures.

Alternative Procedures under DGCL Section 281(b) (the “Alternative Procedures”)

If a dissolved corporation does not elect to follow the Safe Harbor Procedures, it must adopt a plan of distribution pursuant to which it will (1) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation, (2) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the dissolved corporation that is the subject of a pending action, suit or proceeding to which the dissolved corporation is a party and (3) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the dissolved corporation or that have not arisen but that, based on facts known to the dissolved corporation, are likely to arise or to become known to the dissolved corporation within ten years after the date of dissolution. If there are insufficient assets to make these payments and provisions, then they will be satisfied ratably in accordance with legal priorities, to the extent assets are available. All remaining assets will be distributed to the dissolved corporation’s stockholders.

The Plan of Dissolution adopted by the Board and proposed to the stockholders for approval constitutes the plan of distribution for purposes of the Alternative Procedures. The Board currently anticipates dissolving the Company in accordance with the Alternative Procedures, but retains the discretion to elect to follow the Safe Harbor Procedures.

Liabilities of Stockholders and Directors

If a dissolved corporation follows either the Safe Harbor Procedures or the Alternative Procedures, then (1) a stockholder of the dissolved corporation’s will not be liable for any claim against the dissolved corporation in an amount in excess of the lesser of (a) the stockholder’s pro rata share of the claim and (b) the amount distributed to the stockholder. If a dissolved corporation follows the Safe Harbor Procedures, then a stockholder of the dissolved corporation will not be liable for any claim against the dissolved corporation pursuant to any action, suit or proceeding that is not begun before the expiration of the Survival Period. In no event will the aggregate liability of a stockholder of a dissolved corporation for claims against the dissolved corporation exceed the amount distributed to the stockholder in dissolution. If a dissolved corporation fully complies with either the Safe Harbor Procedures or the Alternative Procedures, then the dissolved corporation’s directors will not be personally liable to the dissolved corporation’s claimants.

Application of These Procedures to Us

We currently plan to elect to follow the Alternative Procedures. However, our Plan of Dissolution provides our Board with the discretion to decide to instead follow the Safe Harbor Procedures.

OUR PLAN OF DISSOLUTION

The Dissolution will be conducted in accordance with the Plan of Dissolution, which is attached to this proxy statement as Exhibit A and incorporated by reference into this proxy statement. The following is a summary of our Plan of Dissolution and does not purport to be complete or contain all of the information that is important to you. To understand our Plan of Dissolution more fully, you are urged to read this proxy statement as well as the Plan of Dissolution. Our Plan of Dissolution may be modified, clarified or amended by action of our Board at any time and from time to time, as further described below.

Authorization and Effectiveness

Our Plan of Dissolution will be deemed approved if the holders of a majority of the outstanding stock entitled to vote on the Dissolution Proposal approve the Dissolution Proposal and will constitute our authorized plan of distribution pursuant to Section 281(b) of the DGCL and will evidence our authority to take all actions described in the Plan of Dissolution. Following the authorization of the Dissolution by our stockholders, at such time as our Board determines to be appropriate, we will file the Certificate of Dissolution with the Secretary of State and ensure that all relevant taxes (including Delaware franchise taxes) and fees authorized to be collected by the Secretary of State are paid. The Effective Time of our Dissolution will be when the Certificate of Dissolution is filed with the office of the Secretary of State or such later date and time that is stated in the Certificate of Dissolution.

Survival Period

For three years after the Effective Time (or such longer period as the Delaware Court of Chancery may direct) (the “Survival Period”), we will continue as a body corporate for the purpose of prosecuting and defending lawsuits (civil, criminal or administrative) by or against us; settling and closing our business; disposing of and conveying our property; discharging our liabilities in accordance with the DGCL; and distributing our remaining assets to our stockholders. We will no longer engage in the search for a target company with which to consummate an initial business combination. We do not anticipate that any further distributions will be made to stockholders. Distributions, if any, to our stockholders will be made in cash, and may be made at any time, from time to time, in accordance with the DGCL.

General Liquidation, Winding Up and Distribution Process

We intend to elect to follow the Alternative Procedures described under the section entitled “Alternative Procedures under DGCL Section 281(b)” beginning on page 14 of this proxy statement but our Board retains the discretion to opt to dissolve the Company in accordance with the Safe Harbor Procedures.

Continuing Employees and Consultants

During the Survival Period, we may retain, hire, employ or contract with employees, consultants, agents, trustees, independent professional advisors (including legal counsel, accountants and financial advisors) and others, as the Board may determine, from time to time, to be necessary or advisable to effect the Dissolution as described in our Plan of Dissolution. The Board also expects that outside legal and financial advisors will continue to advise on and assist with the Dissolution.

Costs and Expenses

We will pay all costs and expenses that the Board may determine from time to time to be necessary or advisable to effect the Dissolution in accordance with the Plan of Dissolution and as may be necessary or advisable to continue our existence and operations. These costs and expenses may include, without limitation, brokerage, agency, professional, consulting and other fees and expenses of persons rendering services to the Company in connection with the matters described in the Plan of Dissolution and costs incurred to comply with contracts to which the Company is a party.

Indemnification

We will continue to indemnify our current and former officers, directors, employees and agents in accordance with, and to the extent required or permitted by, the DGCL, our charter, our bylaws and any contractual arrangements, whether these arrangements existed before the Dissolution or were entered into after the Dissolution. During the Survival Period, acts and omissions of any indemnified or insured person in connection with the implementation of the Plan of Dissolution will be covered to the same extent that they were covered before the effective time of the Dissolution.

Stockholder Consent

Authorization of the Dissolution by the holders of a majority of the outstanding common stock of the Company entitled to vote thereon shall, to the fullest extent permitted by law, constitute approval of all matters described in this proxy statement relating to the Dissolution, including our Plan of Dissolution.

Authorization of the Dissolution by the holders of a majority of the outstanding common stock of the Company entitled to vote thereon shall constitute the authorization of the sale, exchange or other disposition in liquidation of all of the remaining property and assets of the Company after the effective time of the Dissolution, whether the sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of any and all contracts for sale, exchange or other disposition that are conditioned on stockholder approval. We note that we have not solicited, and do not intend to solicit, affiliates to purchase our assets as part of the Plan of Dissolution. The Plan of Dissolution is not intended as a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act. In the event that our plans change, and we engage in a transaction identified in Rule 13e-3 with an affiliate, we would comply with the requirements of Rule 13e-3, including filing a Schedule 13e-3.

Legal Claims

We will defend any claims against us, our officers or directors, whether a claim exists before the Effective Time or is brought during the Survival Period, based on advice and counsel of our legal and other advisors and in such manner, at such time and with such costs and expenses as our Board may approve from time to time. During the Survival Period, we may continue to prosecute any claims that we had against others before the Effective Time and may institute any new claims against any person as the Board may determine necessary or advisable to protect the Company and its assets and rights or to implement the Plan of Dissolution. At the Board’s discretion, we may defend, prosecute or settle any lawsuits, as applicable.

Effective Time; Stock of the Company

The Effective Time will be the time the Certificate of Dissolution is filed with the office of the Secretary of State or such later date and time that is stated in the Certificate of Dissolution.

From and after the Effective Time, and subject to applicable law, each holder of shares of our common stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Dissolution and the DGCL. After the Effective Time, our stock transfer records shall be closed, and we will not record or recognize any transfer of our common stock occurring after the Effective Time, except such transfers occurring by will, intestate succession or operation of law. We expect the Effective Time to be as soon as reasonably practicable after the Dissolution is approved by our stockholders. No stockholder shall have any appraisal rights in connection with our Dissolution and winding-up.

Abandonment, Exceptions, Modifications, Clarifications and Amendments

Notwithstanding the authorization of the Dissolution by our stockholders as described in this proxy statement, our Board will have the right, as permitted by the DGCL and the resolutions of the Board recommending the Dissolution to the stockholders for approval, to abandon the Dissolution at any time before the Effective Time and terminate our Plan of Dissolution, without any action by our stockholders, if our Board determines that doing so is in the best interest of us and our stockholders. Without further action by our stockholders, our Board may, to the extent permitted by Delaware law, waive, modify or amend any part of our Plan of Dissolution, and may provide for exceptions to or clarifications of the terms of our Plan of Dissolution. After the Effective Time, revocation of the Dissolution would require stockholder approval under Delaware law.

Contingent Liabilities; Reserves

Under Delaware law, we are required, in connection with the Dissolution, to pay or make reasonable provision for payment of our liabilities and obligations. We will pay all of our expenses (including operating and wind-up expenses to be incurred throughout the Dissolution and wind-up process) and other known, non-contingent liabilities. We have used and anticipate continuing to use cash until the end of the Survival Period for a number of items, including, but not limited to, the following:

•        expenses incurred in connection with the Dissolution;

•        taxes imposed upon us and any of our assets; and

•        professional, legal, consulting and accounting fees.

We will maintain a reserve, consisting of cash or other assets that we believe will be adequate for the satisfaction of all of our current unknown, contingent and/or conditional claims and liabilities. We may also take other steps to provide for the satisfaction of the reasonably estimated amount of such claims and liabilities, including acquiring insurance coverage with respect to certain claims and liabilities.

The estimated amount of a reserve (if any) would be based upon certain estimates and assumptions and a review of our estimated operating expenses and future estimated liabilities, including, without limitation, estimated operating costs, directors’ and officers’ insurance, legal, accounting and consulting fees and miscellaneous expenses. There can be no assurance that the reserve will be sufficient. If any of our estimates regarding the expenses to be incurred in the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting and consulting fees) necessary to dissolve and liquidate the Company and the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate, we may be required to increase the amount of the reserve. After the liabilities, expenses and obligations for which the reserve is established have been satisfied in full (or determined not to be owed), we will distribute to our stockholders any remaining portion of the reserve.

In the event we fail to create an adequate reserve for the payment of our expenses and liabilities and amounts have been distributed to the stockholders under the Plan of Dissolution, our creditors may be able to pursue claims against our stockholders directly to the extent that they have claims co-extensive with such stockholders’ receipt of liquidating distributions.

If it was determined by a court that we failed to make adequate provision for our expenses and liabilities or if the amount required to be paid in respect of such liabilities exceeded the amount available from the reserve and any assets of the liquidating trust or trusts, a creditor of ours could seek an injunction against the making of liquidating distributions under the Plan of Dissolution on the grounds that the amounts to be distributed were needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders under the Plan of Dissolution.

Our Charter and Bylaws

During the Survival Period, we will continue to be governed by our charter, and bylaws, insofar as their terms apply and insofar as necessary or appropriate to implement our Plan of Dissolution. Our Board will continue to have the authority to amend our bylaws as it may deem necessary or advisable.

Authority of the Board

If the Plan of Dissolution is approved by our stockholders, our Board, without further action by our stockholders, will be authorized to take all actions as it deems necessary or advisable to implement our Plan of Dissolution. All determinations and decisions to be made by our Board will be at the absolute and sole discretion of our Board.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

OF THE PROPOSED DISSOLUTION

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Dissolution to U.S. Holders and Non-U.S. Holders (each as defined below and, collectively, “Holders”) assuming the Dissolution is completed as contemplated in the Plan of Dissolution, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a stockholder of our common stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below.

This discussion is limited to U.S. Holders and Non-U.S. Holders that hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all of the U.S. federal income tax consequences that may be relevant to our stockholders in light of their individual circumstances, including the impact of the Medicare contribution tax on net investment income, the annual tax accounting rules under Section 451(b) of the Code, and the alternative minimum tax. In addition, it does not address any U.S. federal income tax consequences to our stockholders that are subject to special rules, such as:

•        banks, financial institutions, or insurance companies;

•        tax-exempt organizations or governmental organizations;

•        persons who hold shares of our common stock as part of a straddle, hedge, integrated transaction, or conversion transaction;

•        U.S. expatriates and former citizens or long-term residents of the United States;

•        persons holding shares through a partnership, S-corporation or pass-through entity;

•        persons deemed to sell our common stock under the constructive sale provisions of the Code;

•        brokers, dealers, or traders in securities, commodities, or currencies;

•        other persons who have elected to use mark-to-market treatment;

•        U.S. Holders whose “functional currency” is not the U.S. dollar;

•        regulated investment companies or real estate investment trusts;

•        stockholders who received shares of our common stock through the exercise of incentive stock options or through the issuance of restricted stock under an equity incentive plan or otherwise as compensation;

•        persons for whom our common stock constitutes “qualified small business stock” under Section 1202 of the Code;

•        “controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•        “qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds;

•        persons subject to special tax accounting rules as a result of any item of gross income with respect to our common stock being taken into account in an applicable financial statement;

•        tax-qualified retirement plans; or

•        persons who own (directly or through attribution) five percent or more (by voting power or value) of our common stock.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in that partnership generally will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT LEGAL OR TAX ADVICE. STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE DISSOLUTION ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Definitions of U.S. Holder and Non-U.S. Holder

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of common stock of the Company that for U.S. federal income tax purposes is:

•        an individual citizen or resident of the United States;

•        a corporation created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust that (1) is subject to the primary supervision of a U.S. court and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have authority to control all of the substantial decisions of the trust, or (2) has a valid election in effect to be treated as a United States person under applicable Treasury Regulations.

For purposes of this discussion, a “Non-U.S. Holder” is any beneficial owner of our common stock that is neither a U.S. Holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

U.S. Federal Income Tax Consequences of the Dissolution

We intend for distributions made (if any) pursuant to the Plan of Dissolution to be treated as a series of distributions in complete liquidation of the Company, pursuant to Section 331 of the Code, and this discussion assumes this treatment will be respected.

U.S. Federal Income Tax Consequences of the Dissolution to the Company

Until all of our assets have been distributed pursuant to the Plan of Dissolution and the Dissolution is complete, we will continue to be subject to U.S. federal income tax on our income, if any, such as interest income. We generally will also recognize gain or loss, if any, upon the sale of our assets, if any, in connection with the Dissolution equal to the difference, if any, between (x) the fair market value of the consideration received for such assets and (y) our adjusted tax basis in such assets. Although not currently anticipated to occur, if we distribute any cash to our stockholders as part fo the Dissolution, we should not recognize any gain or loss upon such distribution. Any of the foregoing tax liabilities will reduce or eliminate the cash available for distribution to our stockholders, if any, pursuant to the Plan of Dissolution.

Although the Inflation Reduction Act enacted a 1% excise tax, or the Excise Tax, that generally applies to certain repurchases of stock of publicly traded U.S. corporations like us, recently issued interim guidance excepts certain distributions in complete liquidation of a publicly traded U.S. corporation, as well as distributions made by such corporation during the taxable year in which such corporation completely liquidates and dissolves, from the Excise Tax. Taxpayers are permitted to rely on the interim guidance until proposed Treasury Regulations are issued.

Holders should consult their tax advisors regarding the tax consequences of the Dissolution to the Company and any resulting impact to them in their particular circumstances.

U.S. Federal Income Tax Consequences of the Dissolution to Holders

As noted elsewhere in this proxy statement, including above under the heading “Risk Factors — Risks Related to the Dissolution,” insofar as our trust account was previously liquidated and distributed to public shareholders, leaving us with only nominal assets, it is unlikely that any further distribution will be made to any shareholder in connection with the Dissolution.

Notwithstanding the above, in the event of a Distribution to shareholders, which is not expected, each Holder generally will be treated as receiving its portion of such distributions, if any, made pursuant to the Plan of Dissolution in exchange for its shares of our common stock. If a Holder holds different blocks of shares of our common stock (generally, shares of our common stock purchased or acquired on different dates or at different prices), the Holder’s portion of such distributions must be allocated among the several blocks of shares in the proportion that the number of shares in a particular block bears to the total number of shares owned by the Holder.

U.S. Federal Income Tax Consequences of the Dissolution to U.S. Holders

In the event of a Distribution to U.S. Holders, which is not expected, a Distribution made pursuant to the Plan of Dissolution to a U.S. Holder, if any, generally will be treated as received by the U.S. Holder in exchange for the U.S. Holder’s shares of common stock in the Company.

The amount of any such distributions, if any, will first reduce the U.S. Holder’s adjusted tax basis in such shares, but not below zero. Any excess will be treated as capital gain, while any adjusted tax basis remaining in such shares following the final distribution made pursuant to the Plan of Dissolution will be treated as a capital loss. Any such gain or loss generally will be computed on a “per share” basis. A U.S. Holder will recognize loss only to the extent such Holder has an adjusted tax basis with respect to a share after taking into account all liquidating distributions allocated to the share. Any loss can only be recognized in the tax year of our final liquidating distribution when the Dissolution is complete. Any such gain or loss generally will be long-term capital gain or loss, respectively, if such shares have been held for more than one year. The deductibility of capital losses is subject to certain limitations.

U.S. Holders should consult their tax advisors regarding the tax consequences of the Dissolution in their particular circumstances.

U.S. Federal Income Tax Consequences of the Dissolution to Non-U.S. Holders

Distributions made pursuant to the Plan of Dissolution to a Non-U.S. Holder, which are not expected, will be treated as received by the Non-U.S. Holder in exchange for the Non-U.S. Holder’s shares of our common stock. The amount of such distributions, if any, will reduce the Non-U.S. Holder’s adjusted tax basis in such shares, but not below zero. Any excess will be treated as capital gain. A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any such gain unless:

•        the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

•        the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the applicable distribution and certain other requirements are met; or

•        we are or have been a “United States real property holding corporation,” or USRPHC, for U.S. federal income tax purposes during the shorter of the five-year period ending on the date of the applicable distribution or the Non-U.S. Holder’s holding period in the Non-U.S. Holder’s shares of our common stock.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates applicable to United States persons. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected earnings and profits, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by certain U.S. source capital losses of the Non-U.S. Holder (even though the Non-U.S. Holder is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to gain described in the third bullet point above, the determination of whether we are a USRPHC depends on the fair market value of our “United States real property interests” for U.S. federal income tax purposes relative to the fair market value of our worldwide real property interests and our assets used or held for use in a trade or business. Although we believe we are not currently, and do not anticipate becoming, a USRPHC, there can be no assurance in this regard.

Non-U.S. Holders should consult their tax advisors regarding the tax consequences of the Dissolution in their particular circumstances.

Alternative U.S. Federal Income Tax Treatment of the Dissolution

Notwithstanding our position that distributions, if any, made pursuant to the Plan of Dissolution will be treated as a series of distributions in complete liquidation of the Company governed under Section 331 of the Code, it is possible that the IRS or a court could determine that any of these distributions is a current distribution. In addition, if the Dissolution is abandoned or revoked, such distributions, if made, would be treated as current distributions. A current distribution would be treated as a dividend for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. Any amounts not treated as dividends for U.S. federal income tax purposes would constitute a return of capital and first be applied against and reduce a holder’s adjusted tax basis in its shares of our common stock, but not below zero. Any excess would be treated as capital gain. Holders should consult their tax advisors regarding the proper tax treatment of the Dissolution and the resulting tax consequences in their particular circumstances, including the applicability of preferential tax rates, deductions, withholding, and income tax treaties.

Information Reporting and Backup Withholding

U.S. Holders

A U.S. Holder may be subject to information reporting and backup withholding if such holder receives a distribution made pursuant to the Plan of Dissolution. Certain U.S. Holders are exempt from backup withholding, including corporations and certain tax-exempt organizations. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and:

•        the holder fails to furnish the holder’s taxpayer identification number, which for an individual is ordinarily his or her social security number;

•        the holder furnishes an incorrect taxpayer identification number;

•        the applicable withholding agent is notified by the IRS that the holder previously failed to properly report payments of interest or dividends; or

•        the holder fails to certify under penalties of perjury that the holder has furnished a correct taxpayer identification number and that the IRS has not notified the holder that the holder is subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Non-U.S. Holders

Any distribution made pursuant to the Plan of Dissolution, which is not expected, and received within the United States or through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent does not have actual knowledge or reason to know the Non-U.S. Holder is a United States person and such holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. Proceeds from a distribution made pursuant to the Plan of Dissolution and received through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

THE U.S. FEDERAL INCOME TAX CONSEQUENCES SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO THEM.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Dissolution Proposal.

THE ADJOURNMENT PROPOSAL

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the special meeting to a later date or dates to give the Company more time to effectuate the Dissolution for whatever reason.

If the Adjournment Proposal is presented to the special meeting and is not approved by the stockholders, the Company may not be able to adjourn the special meeting to a later date or dates if necessary. In such event, the Dissolution may not be effectuated.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place.    The special meeting of the Company’s stockholders will be held at 10:15 a.m. EST, 2024, at the offices of Graubard Miller, counsel to the Company, at 405 Lexington Avenue, 44th Floor, New York, New York 10174.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on December 5, 2024, the record date for the special meeting. At the close of business on the record date, there were 12,299,561 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Required Vote

Dissolution Proposal.    Approval of the Dissolution Proposal will require the affirmative vote of stockholders holding a majority of the total shares of common stock outstanding on the record date. As indicated above, on the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 80.4% of the Company’s issued and outstanding common stock. Accordingly, we will not need any other shares to be voted in favor of the Dissolution Proposal to have it approved.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote on such proposal. As indicated above, on the record date, the sponsor shares held by the Company’s officers, directors and sponsor represented approximately 80.4% of the Company’s issued and outstanding common stock. Accordingly, we will not need any other shares to be voted in favor of the Adjournment Proposal to have it approved.

Abstentions will have the same effect as a vote against the Dissolution Proposal and Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE DISSOLUTION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

As of the record date, there were a total of 12,299,561 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of any warrants as they are not exercisable within 60 days of the date of this proxy statement.

Name and address of beneficial owner(1)	Amount and nature of beneficial ownership	Approximate percentage of outstanding common stock
Jonathan J. Ledecky(2)	9,766,667	79.4%
James H.R. Brady	116,667	1.0%
Howard Yeaton	—	—
Northern Star IV Sponsor LLC(2)	9,766,667	79.4%
All officers and directors as a group (three individuals)	9,883,334	80.4%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of our stockholders is c/o Northern Star Investment Corp. IV, c/o Graubard Miller, The Chrysler Building, 405 Lexington Avenue, 44th Floor, New York, New York 10174.

(2)      Represents shares held by our sponsor, of which Mr. Ledecky is the sole managing member. The sponsor has agreed that upon consummation of an initial business combination, it will transfer an aggregate of 1,452,500 shares to several unaffiliated third parties in exchange for them agreeing not to redeem their shares in connection with the prior extensions of time for the Company to consummate an initial business combination.

STOCKHOLDER PROPOSALS

If the Dissolution Proposal is approved and the Dissolution is implemented, the Company does not anticipate it will hold any subsequent meetings.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 405 Lexington Avenue, 44th Floor, New York, New York 10174.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Northern Star Investment Corp. IV
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174
Tel: (212) 818-8800

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than December 17, 2024.

EXHIBIT A

PLAN OF LIQUIDATION AND DISSOLUTION OF NORTHERN STAR INVESTMENT CORP. IV

This Plan of Complete Liquidation and Dissolution (the “Plan”) is intended to constitute a plan of distribution under Section 281(b) of the General Corporation Law of the State of Delaware (“DGCL”) and accomplish the complete liquidation and dissolution of NORTHERN STAR INVESTMENT CORP. IV, a Delaware corporation (such corporation or a successor entity, the “Company”), in accordance with the DGCL and Sections 331 and 336 of the Internal Revenue Code of 1986, as amended.

1.      Approval of Plan. The Board of Directors of the Company (the “Board”) has adopted this Plan and presented the Plan to the Company’s stockholders to take action on the Plan. If the Plan is adopted by the requisite vote of the Company’s stockholders, the Plan shall constitute the adopted Plan of the Company.

2.      Certificate of Dissolution. Subject to Section 15 hereof, after the stockholders of the Company approve the dissolution of the Company, the Company shall file with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL at such time as determined by the Board in its sole discretion (the time of such filing, or such later time as stated therein, the “Effective Time”).

3.      Cessation of Business Activities. After the Effective Time, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business affairs and distribute its assets in accordance with this Plan.

4.      Continuing Employees and Consultants. For the purpose of effecting the dissolution of the Company, the Company may hire or retain such employees, consultants and advisors as the Company deems necessary or desirable to supervise or facilitate the dissolution and winding up of the Company.

5.      Dissolution Process. From and after the Effective Time, the Company (or any successor entity of the Company) shall complete the following corporate actions:

(i) The Company (a) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, (b) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party, and (c) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the date of dissolution. Such claims shall be paid or provided for in full if there are sufficient assets. All such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor.

(ii) After the payments are made pursuant to clause (i) above, if there are any assets remaining, the Company shall distribute to its stockholders, in accordance with the liquidation preferences of the Company’s amended and restated certificate of incorporation, as amended through the Effective Time, all remaining assets, including all available cash, including the cash proceeds of any sale, exchange or disposition, except such cash, property or assets as are required for paying or making reasonable provision for the claims and obligations of the Company. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Company may determine. If and to the extent deemed necessary, appropriate or desirable by the Board, the Company may establish and set aside a reasonable amount of cash and/or property to satisfy claims against the Company, including, without limitation, tax obligations, all expenses related to the sale of the Company’s property and assets, all expenses related to the collection and defense of the Company’s property and assets, and the liquidation and dissolution provided for in this Plan.

Notwithstanding anything contained herein to the contrary, the Company (or any successor entity of the Company) may opt to dissolve and wind-up the Company in accordance with the procedures set forth in Sections 280 and 281(a) of the DGCL.

6.      Cancellation of Stock. The distributions to the Company’s stockholders pursuant to Section 5 hereof shall be deemed to be in complete cancellation of all of the outstanding shares of capital stock of the Company as of the date that the continuation of the Company’s legal existence terminates in accordance with Section 278 of the DGCL. From and after the Effective Time, and subject to applicable law, each holder of outstanding shares of capital stock of the Company shall cease to have any rights in respect thereof, except the right to receive distributions, if any, pursuant to and in accordance with Section 5(ii) hereof and applicable law. As a condition to receipt of any distribution to the Company’s stockholders, the Company may require the Company’s stockholders to (i) surrender their certificates evidencing their shares of capital stock to the Company, or (ii) furnish the Company with evidence satisfactory to the Company of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Company. The Company will close its stock transfer books and discontinue recording transfers of shares of capital stock of the Company at the Effective Time, and thereafter any certificate representing shares of capital stock of the Company will not be assignable or transferable on the books of the Company except by will, intestate succession, operation of law or upon the dissolution of a stockholder or its successors.

7.      Conduct of the Company Following Approval of the Plan. Under Delaware law, dissolution is effective upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware or upon such future effective date as may be set forth in the certificate of dissolution. Section 278 of the DGCL provides that a dissolved corporation shall be continued for the term of 3 years from such dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and of enabling it gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery. The powers of the officers and directors of the Company shall continue during this time period in order to allow them to take the necessary steps to wind-up the affairs of the corporation.

8.      Subsidiaries. As part of its liquidation and winding up, the Company may take any and all actions with respect to each of its direct and indirect subsidiaries, in accordance with the requirements of the laws and charter documents governing each subsidiary, to liquidate, dissolve and wind up or otherwise dispose of each such subsidiary.

9.      Absence of Appraisal Rights. Under Delaware law, the Company’s stockholders are not entitled to appraisal rights for shares of capital stock of the Company in connection with the transactions contemplated by the Plan.

10.    Abandoned Property. If any distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its certificate evidencing the capital stock as required hereunder or for any other reason, the distribution to which such stockholder is entitled shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

11.    Stockholder Consent to Sale of Assets. Adoption of this Plan by the requisite vote of the stockholders of the Company shall constitute the approval of the stockholders of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition that are conditioned on adoption of this Plan.

12.    Expenses of Dissolution. In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

13.    Compensation. In connection with and for the purpose of implementing and assuring the completion of this Plan, the Company may pay the Company’s officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by the stockholders shall constitute the approval of the Company’s stockholders of the payment of any such compensation.

14.    Indemnification. The Company shall continue to indemnify its officers, directors, employees, agents and trustee in accordance with its amended and restated certificate of incorporation, bylaws, and contractual arrangements as therein or elsewhere provided, the Company’s existing directors’ and officers’ liability insurance policy and applicable law, and such indemnification shall apply to acts or omissions of such persons in connection with the implementation of this Plan and the winding up of the affairs of the Company. The Company is authorized to obtain and maintain insurance as may be necessary to cover the Company’s indemnification obligations.

15.    Modification or Abandonment of the Plan. Notwithstanding authorization of or consent to this Plan and the transactions contemplated hereby by the stockholders of the Company, the Board may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the stockholders to the extent permitted by the DGCL.

16.    Authorization. The Board is hereby authorized, without further action by the stockholders, to do and perform or cause the officers of the Company to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up the affairs of the Company.

ANNEX A

SECTIONS 275 THROUGH 283 OF THE DGCL

§ 275. Dissolution generally; procedure.

(a) If it should be deemed advisable in the judgment of the board of directors of any corporation that it should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution to be given to each stockholder entitled to vote thereon as of the record date for determining the stockholders entitled to notice of the meeting.

(b) At the meeting a vote shall be taken upon the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon shall vote for the proposed dissolution, a certification of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(c) Dissolution of a corporation may also be authorized without action of the directors if all the stockholders entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(d) If dissolution is authorized in accordance with this section, a certificate of dissolution shall be executed, acknowledged and filed, and shall become effective, in accordance with § 103 of this title. Such certificate of dissolution shall set forth:

(1) The name of the corporation;

(2) The date dissolution was authorized;

(3) That the dissolution has been authorized by the board of directors and stockholders of the corporation, in accordance with subsections (a) and (b) of this section, or that the dissolution has been authorized by all of the stockholders of the corporation entitled to vote on a dissolution, in accordance with subsection (c) of this section;

(4) The names and addresses of the directors and officers of the corporation; and

(5) The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

(e) The resolution authorizing a proposed dissolution may provide that notwithstanding authorization or consent to the proposed dissolution by the stockholders, or the members of a nonstock corporation pursuant to § 276 of this title, the board of directors or governing body may abandon such proposed dissolution without further action by the stockholders or members.

(f) If a corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall set forth:

(1) The name of the corporation;

(2) The date specified in the corporation’s certificate of incorporation limiting the duration of its existence;

(3) The names and addresses of the directors and officers of the corporation; and

(4) The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

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(g) A corporation shall be dissolved upon the earlier of:

(1) The date specified in such corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title; or

(2) The effectiveness in accordance with § 103 of this title of a certificate of dissolution filed in accordance with this section.

§ 276. Dissolution of nonstock corporation; procedure.

(a) Whenever it shall be desired to dissolve any nonstock corporation, the governing body shall perform all the acts necessary for dissolution which are required by § 275 of this title to be performed by the board of directors of a corporation having capital stock. If any members of a nonstock corporation are entitled to vote for the election of members of its governing body or are entitled to vote for dissolution under the certificate of incorporation or the bylaws of such corporation, such members shall perform all the acts necessary for dissolution which are contemplated by § 275 of this title to be performed by the stockholders of a corporation having capital stock, including dissolution without action of the members of the governing body if all the members of the corporation entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to § 275(d) of this title. If there is no member entitled to vote thereon, the dissolution of the corporation shall be authorized at a meeting of the governing body, upon the adoption of a resolution to dissolve by the vote of a majority of members of its governing body then in office. In all other respects, the method and proceedings for the dissolution of a nonstock corporation shall conform as nearly as may be to the proceedings prescribed by § 275 of this title for the dissolution of corporations having capital stock.

(b) If a nonstock corporation has not commenced the business for which the corporation was organized, a majority of the governing body or, if none, a majority of the incorporators may surrender all of the corporation rights and franchises by filing in the office of the Secretary of State a certificate, executed and acknowledged by a majority of the incorporators or governing body, conforming as nearly as may be to the certificate prescribed by § 274 of this title.

(c) If a nonstock corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall include the information required by § 275(f) of this title. The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any nonstock corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a nonstock corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

§ 277. Payment of franchise taxes before dissolution, merger, transfer or conversion.

No corporation shall be dissolved, merged, transferred (without continuing its existence as a corporation of this State) or converted under this chapter until:

(1) All franchise taxes due to or assessable by the State including all franchise taxes due or which would be due or assessable for the entire calendar month during which such dissolution, merger, transfer or conversion becomes effective have been paid by the corporation; and

(2) All annual franchise tax reports including a final annual franchise tax report for the year in which such dissolution, merger, transfer or conversion becomes effective have been filed by the corporation;

notwithstanding the foregoing, if the Secretary of State certifies that an instrument to effect a dissolution, merger, transfer or conversion has been filed in the Secretary of State’s office, such corporation shall be dissolved, merged, transferred or converted at the effective time of such instrument.

§ 278. Continuation of corporation after dissolution for purposes of suit and winding up affairs.

All corporations, whether they expire by their own limitation or are otherwise dissolved, shall nevertheless be continued, for the term of 3 years from such expiration or dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or

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administrative, by or against them, and of enabling them gradually to settle and close their business, to dispose of and convey their property, to discharge their liabilities and to distribute to their stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its expiration or dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery.

Sections 279 through 282 of this title shall apply to any corporation that has expired by its own limitation, and when so applied, all references in those sections to a dissolved corporation or dissolution shall include a corporation that has expired by its own limitation and to such expiration, respectively.

§ 279. Trustees or receivers for dissolved corporations; appointment; powers; duties.

When any corporation organized under this chapter shall be dissolved in any manner whatever, the Court of Chancery, on application of any creditor, stockholder or director of the corporation, or any other person who shows good cause therefor, at any time, may either appoint 1 or more of the directors of the corporation to be trustees, or appoint 1 or more persons to be receivers, of and for the corporation, to take charge of the corporation’s property, and to collect the debts and property due and belonging to the corporation, with power to prosecute and defend, in the name of the corporation, or otherwise, all such suits as may be necessary or proper for the purposes aforesaid, and to appoint an agent or agents under them, and to do all other acts which might be done by the corporation, if in being, that may be necessary for the final settlement of the unfinished business of the corporation. The powers of the trustees or receivers may be continued as long as the Court of Chancery shall think necessary for the purposes aforesaid.

§ 280. Notice to claimants; filing of claims.

(a)

(1) After a corporation has been dissolved in accordance with the procedures set forth in this chapter, the corporation or any successor entity may give notice of the dissolution, requiring all persons having a claim against the corporation other than a claim against the corporation in a pending action, suit or proceeding to which the corporation is a party to present their claims against the corporation in accordance with such notice. Such notice shall state:

(a.) That all such claims must be presented in writing and must contain sufficient information reasonably to inform the corporation or successor entity of the identity of the claimant and the substance of the claim;

(b.) The mailing address to which such a claim must be sent;

(c.) The date by which such a claim must be received by the corporation or successor entity, which date shall be no earlier than 60 days from the date thereof; and

(d.) That such claim will be barred if not received by the date referred to in paragraph (a)(1)c. of this section; and

(e.) That the corporation or a successor entity may make distributions to other claimants and the corporation’s stockholders or persons interested as having been such without further notice to the claimant; and

(f.) The aggregate amount, on an annual basis, of all distributions made by the corporation to its stockholders for each of the 3 years prior to the date the corporation dissolved.

Such notice shall also be published at least once a week for 2 consecutive weeks in a newspaper of general circulation in the county in which the office of the corporation’s last registered agent in this State is located and in the corporation’s principal place of business and, in the case of a corporation having $10,000,000 or more in total assets at the time of its dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of such notice, the corporation or successor entity shall mail a copy of such notice by certified or registered mail, return receipt requested, to each known claimant of the corporation including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.

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(2) Any claim against the corporation required to be presented pursuant to this subsection is barred if a claimant who was given actual notice under this subsection does not present the claim to the dissolved corporation or successor entity by the date referred to in paragraph (a)(1)c. of this section.

(3) A corporation or successor entity may reject, in whole or in part, any claim made by a claimant pursuant to this subsection by mailing notice of such rejection by certified or registered mail, return receipt requested, to the claimant within 90 days after receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title; provided however, that in the case of a claim filed pursuant to § 295 of this title against a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery the time period shall be as provided in § 296 of this title, and the 30-day appeal period provided for in § 296 of this title shall be applicable. A notice sent by a corporation or successor entity pursuant to this subsection shall state that any claim rejected therein will be barred if an action, suit or proceeding with respect to the claim is not commenced within 120 days of the date thereof, and shall be accompanied by a copy of §§ 278-283 of this title and, in the case of a notice sent by a court-appointed receiver or trustee and as to which a claim has been filed pursuant to § 295 of this title, copies of §§ 295 and 296 of this title.

(4) A claim against a corporation is barred if a claimant whose claim is rejected pursuant to paragraph (a)(3) of this section does not commence an action, suit or proceeding with respect to the claim no later than 120 days after the mailing of the rejection notice.

(b)

(1) A corporation or successor entity electing to follow the procedures described in subsection (a) of this section shall also give notice of the dissolution of the corporation to persons with contractual claims contingent upon the occurrence or nonoccurrence of future events or otherwise conditional or unmatured, and request that such persons present such claims in accordance with the terms of such notice. Provided however, that as used in this section and in § 281 of this title, the term “contractual claims” shall not include any implied warranty as to any product manufactured, sold, distributed or handled by the dissolved corporation. Such notice shall be in substantially the form, and sent and published in the same manner, as described in paragraph (a)(1) of this section.

(2) The corporation or successor entity shall offer any claimant on a contract whose claim is contingent, conditional or unmatured such security as the corporation or successor entity determines is sufficient to provide compensation to the claimant if the claim matures. The corporation or successor entity shall mail such offer to the claimant by certified or registered mail, return receipt requested, within 90 days of receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title. If the claimant offered such security does not deliver in writing to the corporation or successor entity a notice rejecting the offer within 120 days after receipt of such offer for security, the claimant shall be deemed to have accepted such security as the sole source from which to satisfy the claim against the corporation.

(c)

(1) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security that will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party other than a claim barred pursuant to subsection (a) of this section.

(2) A corporation or successor entity which has given notice in accordance with subsections (a) and (b) of this section shall petition the Court of Chancery to determine the amount and form of security that will be sufficient to provide compensation to any claimant who has rejected the offer for security made pursuant to paragraph (b)(2) of this section.

(3) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security which will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 5 years after the date of dissolution or such longer

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period of time as the Court of Chancery may determine not to exceed 10 years after the date of dissolution. The Court of Chancery may appoint a guardian ad litem in respect of any such proceeding brought under this subsection. The reasonable fees and expenses of such guardian, including all reasonable expert witness fees, shall be paid by the petitioner in such proceeding.

(d) The giving of any notice or making of any offer pursuant to this section shall not revive any claim then barred or constitute acknowledgment by the corporation or successor entity that any person to whom such notice is sent is a proper claimant and shall not operate as a waiver of any defense or counterclaim in respect of any claim asserted by any person to whom such notice is sent.

(e) As used in this section, the term “successor entity” shall include any trust, receivership or other legal entity governed by the laws of this State to which the remaining assets and liabilities of a dissolved corporation are transferred and which exists solely for the purposes of prosecuting and defending suits, by or against the dissolved corporation, enabling the dissolved corporation to settle and close the business of the dissolved corporation, to dispose of and convey the property of the dissolved corporation, to discharge the liabilities of the dissolved corporation and to distribute to the dissolved corporation’s stockholders any remaining assets, but not for the purpose of continuing the business for which the dissolved corporation was organized.

(f) The time periods and notice requirements of this section shall, in the case of a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery, be subject to variation by, or in the manner provided in, the Rules of the Court of Chancery.

(g) In the case of a nonstock corporation, any notice referred to in the last sentence of paragraph (a)(3) of this section shall include a copy of § 114 of this title. In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 281. Payment and distribution to claimants and stockholders.

(a) A dissolved corporation or successor entity which has followed the procedures described in § 280 of this title:

(1) Shall pay the claims made and not rejected in accordance with § 280(a) of this title,

(2) Shall post the security offered and not rejected pursuant to § 280(b)(2) of this title,

(3) Shall post any security ordered by the Court of Chancery in any proceeding under § 280(c) of this title, and

(4) Shall pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the corporation or such successor entity.

Such claims or obligations shall be paid in full and any such provision for payment shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation; provided, however, that such distribution shall not be made before the expiration of 150 days from the date of the last notice of rejections given pursuant to § 280(a)(3) of this title. In the absence of actual fraud, the judgment of the directors of the dissolved corporation or the governing persons of such successor entity as to the provision made for the payment of all obligations under paragraph (a)(4) of this section shall be conclusive.

(b) A dissolved corporation or successor entity which has not followed the procedures described in § 280 of this title shall, prior to the expiration of the period described in § 278 of this title, adopt a plan of distribution pursuant to which the dissolved corporation or successor entity (i) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation or such successor entity, (ii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 10 years after the date of dissolution. The plan of distribution shall provide that such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets,

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such plan shall provide that such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation.

(c) Directors of a dissolved corporation or governing persons of a successor entity which has complied with subsection (a) or (b) of this section shall not be personally liable to the claimants of the dissolved corporation.

(d) As used in this section, the term “successor entity” has the meaning set forth in § 280(e) of this title.

(e) The term “priority,” as used in this section, does not refer either to the order of payments set forth in paragraph (a)(1)-(4) of this section or to the relative times at which any claims mature or are reduced to judgment.

(f) In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 282. Liability of stockholders of dissolved corporations.

(a) A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) or (b) of this title shall not be liable for any claim against the corporation in an amount in excess of such stockholder’s pro rata share of the claim or the amount so distributed to such stockholder, whichever is less.

(b) A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) of this title shall not be liable for any claim against the corporation on which an action, suit or proceeding is not begun prior to the expiration of the period described in § 278 of this title.

(c) The aggregate liability of any stockholder of a dissolved corporation for claims against the dissolved corporation shall not exceed the amount distributed to such stockholder in dissolution.

§ 283. Jurisdiction.

The Court of Chancery shall have jurisdiction of any application prescribed in this subchapter and of all questions arising in the proceedings thereon, and may make such orders and decrees and issue injunctions therein as justice and equity shall require.

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PROXY

NORTHERN STAR INVESTMENT CORP. IV
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, New York 10174

SPECIAL MEETING OF STOCKHOLDERS

DECEMBER 24, 2024

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

NORTHERN STAR INVESTMENT CORP. IV

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
DECEMBER 24, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and proxy statement, dated December 10, 2024, in connection with the special meeting to be held at 10:15 a.m. EST on December 24, 2024 at the offices of Graubard Miller, 405 Lexington Avenue, 44th Floor, New York, New York 10174, and hereby appoints Jonathan Ledecky and Jim Brady the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Northern Star Investment Corp. IV (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DISSOLUTION PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 24, 2024: This notice of meeting and the accompany proxy statement are available at https://www.dropbox.com/scl/fo/zxrznbhb7cl1ah3h53t32/AIE0IDRXuNHqedQSf7e8wyk?rlkey=i9ou2j1fnend3t5md0qpdqgqm&st=pwyyfp25&dl=0.

Proposal 1 — Dissolution Proposal	FOR	AGAINST	ABSTAIN
Liquidate and dissolve the Company pursuant to the Plan of Liquidation and Dissolution.	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the special meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Dissolution.	☐	☐	☐
Dated: ________________________2024

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.